FINOVA(R)
                                                          FINANCIAL INNOVATORS
                                                           Rediscount Finance



                                   SCHEDULE TO
                           FIRST AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT




BORROWER:                  THE THAXTON GROUP, INC.
                           THAXTON INSURANCE GROUP, INC.



ADDRESS:                   1524 PAGELAND HIGHWAY
                           LANCASTER, SOUTH CAROLINA 29721


DATE:                      SEPTEMBER 3, 1997



         This Schedule to First Amended and Restated Loan and Security Agreement (" Schedule") is executed in conjunction with a certain First Amended and Restated Loan and Security Agreement ("Agreement"), dated of even date herewith by and between FINOVA Capital Corporation, as Lender, and the above Borrowers. All references to Section numbers herein refer to Sections in the Agreement.



1.A      BORROWERS

         The "Borrower(s)" herein shall be defined as follows:

                  The Thaxton Group, Inc.            "TTG" or "Lead Borrower"

                  Thaxton Insurance Group, Inc.      "TIG"



1.18.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.18).

                           The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable Category as set forth below:

                           CATEGORY ONE (DIRECT LOAN RECEIVABLE) - the sum of Seven Thousand Five Hundred Dollars ($7,500.00) remaining due thereon at any date of determination.




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                           CATEGORY THREE (VEHICLE RECEIVABLE), CATEGORY FOUR
                           (CAPTIVE VEHICLE RECEIVABLE) AND CATEGORY SEVEN (DIRECT LOAN MORTGAGE RECEIVABLE) - the sum of Twenty Thousand Dollars ($20,000.00) remaining due thereon at any date of determination.

                           CATEGORY FIVE (NON-CONSUMER RECEIVABLE) - the sum of Two Hundred Thousand Dollars ($200,000.00) remaining due thereon at date of determination.



1.18.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.18).

                           The "Maximum Term of an Eligible Receivable" shall be for each Receivable Category as set forth below:

                           CATEGORY ONE (DIRECT LOAN RECEIVABLE), CATEGORY THREE (VEHICLE RECEIVABLE) AND CATEGORY FOUR (CAPTIVE VEHICLE RECEIVABLE) - the period of Forty-Eight (48) months remaining until the due date of such Eligible Receivable at any date of determination.

                           CATEGORY TWO (INSURANCE PREMIUM RECEIVABLE) - the period of Twelve (12) months remaining until the due date of such Eligible Receivable at any date of determination.

                           CATEGORY SEVEN (DIRECT LOAN MORTGAGE RECEIVABLE) - the period of sixty (60) months remaining until the due date of such Eligible Receivable at any date of determination.



1.18.C.  RECEIVABLE LIMITATIONS - EXPANDED (SECTION 1.18).

                           Notwithstanding the provisions of Section 1.18, up to Ten percent (10%) of the aggregate dollar amount of Eligible Receivables may be composed of Category One Receivables (Direct Loan Receivables), Category Three (Vehicle Receivables), Category Four Receivables (Captive Vehicle Receivables) and/or Category Seven Receivables (Direct Loan Mortgage Receivables) which exceed the Maximum Amount of an Eligible Receivable and the Maximum Term of an Eligible Receivable applicable to Category One Receivables (Direct Loan Receivables), Category Three (Vehicle Receivables), Category Four Receivables (Captive Vehicle Receivables) and/ or Category Seven (Direct Loan Mortgage Receivables), provided said Receivables satisfy all other requirements of this Section 1.18. and the balance remaining due on any such Receivable does not exceed Thirty Thousand Dollars ($30,000.00) and the term remaining until the due date of such Receivable does not exceed Sixty (60) months, at any date of determination.



1.18.D.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.18).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE
CATEGORIES:

CATEGORY ONE (DIRECT LOAN RECEIVABLES) AND CATEGORY SEVEN (DIRECT LOAN MORTGAGE RECEIVABLES)

1.       No payment missed or due                =  Current.

2.       1 to 30 days past due                   = "30 day Account".

3.       31 to 60 days past due                  = "60 day Account".


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4.       61 to 90 days past due                  = "90 day Account".

5.       91 or more days past due                = "90 + day Account"



CATEGORY TWO (INSURANCE PREMIUM RECEIVABLES)

1.       No payment missed or due                 = Current.

2.       1 to 30 days past due                    = "30 day NC Account".
         (Financing contract not canceled)

3.       31 or more days past due                 = "30+ day NC Account".
         (Financing contract not canceled)

4.       1 to 30 days past due                    = "30 day Canceled Account".
         (Financing contract canceled)

5.       31 to 60 days past due                   = "60 day Canceled Account".
         (Finance contract canceled)

6.       61 or more days past due                 = "60 + day Canceled Account".
         (Finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.

CATEGORY THREE (VEHICLE RECEIVABLES) AND CATEGORY FOUR (CAPTIVE VEHICLE RECEIVABLES)

1.       No payment missed or due                    = Current.

2.       1 to 30 days past due                       = "30 day Account".

3.       31 to 60 days past due                      = "60 day Account".

4.       61 or more days past due                    = "60 + day Account".

CATEGORY FIVE (NON-CONSUMER RECEIVABLES)

1.       No payment missed or due                    = Current.

2.       1 to 30 days past due                       = "30 day Account".

3.       31 or more days past due                    = "30 + day Account".



ELIGIBILITY TEST:

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.18 hereof, that test, being as follows for each Receivable Category:

         CATEGORY ONE (DIRECT LOAN RECEIVABLES)

                  (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

                  (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral; and


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                  (3)      If said Receivable is purchased from a third party
                           wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

         CATEGORY TWO (INSURANCE PREMIUM RECEIVABLES)

                  (1) No payment due on said Receivable remains unpaid more than (i) thirty (30) days for Category Two Receivables that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty (60) days Category Two Receivables that the contractual obligation evidencing such Receivable has been canceled according to the terms of such Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

                           (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

                           (ii) a member of a state reinsurance facility or shared pool.

                  (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company is not one of the following:

                           (i)      rated "A-" or better by A.M. Best; or

                           (ii) a member of a state insurance facility or shared pool.

     CATEGORY THREE (VEHICLE RECEIVABLES) AND FOUR (CAPTIVE VEHICLE RECEIVABLES)

                  (1) No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

         CATEGORY FIVE RECEIVABLES (NON-CONSUMER RECEIVABLES)

                           No payment due on said Receivable remains unpaid more than thirty (30) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

                           A CONDITION OF THE INITIAL ADVANCE PURSUANT TO TRANCHE "C" IS THAT LENDER HAS GIVEN PRIOR WRITTEN APPROVAL OF THE MANAGEMENT WRITTEN POLICES AND PROCEDURES AND CREDIT GRANTING GUIDELINES FOR CATEGORY FIVE RECEIVABLES.

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         CATEGORY SIX RECEIVABLES (MORTGAGE WAREHOUSE RECEIVABLES)

                  Such Receivable shall only be eligible hereunder before the sixty-first (61st) day after the origination date of such Receivable.


         CATEGORY SEVEN RECEIVABLES (DIRECT LOAN  RECEIVABLES)

                  (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

                  (2) On the date of origination of such Receivable, the percentage determined by dividing the outstanding principal balance of such Receivable by the fair market value of the real estate collateral securing such Receivable shall not exceed eighty percent (80%).



1.21.    GUARANTOR (WHETHER ONE OR MORE) (SECTION 1.21).

                           James D. Thaxton (Validity and Support Agreement).



2.1.A. AMOUNT OF REVOLVING CREDIT LINE, AMOUNT OF THE TRANCHE 'A' CREDIT FACILITY, AMOUNT OF THE TRANCHE 'B' CREDIT FACILITY, AMOUNT OF THE TRANCHE 'C' CREDIT FACILITY, AMOUNT OF THE TRANCHE 'D' CREDIT FACILITY, AMOUNT OF THE TRANCHE 'E' CREDIT FACILITY AND AMOUNT OF THE TRANCHE 'F' CREDIT FACILITY

                           The "Amount of the Revolving Credit Line" is One
Hundred Million Dollars ($100,000,000.00).

                           The "Amount of the Tranche 'A' Credit Facility" is
One Hundred Million Dollars ($100,000,000.00).

                           The "Amount of the Tranche 'B' Credit Facility" is
Ten Million Dollars ($10,000,000.00).

                           The "Amount of the Tranche 'C' Credit Facility" is
Five Million Dollars ($5,000,000.00).

                           The "Amount of the Tranche 'D' Credit Facility" is
Ten Million Dollars ($10,000,000.00).

                           The "Amount of the Tranche 'E' Credit Facility" is
Seven Million Dollars ($7,000,000.00).

                           The "Amount of the Tranche 'F' Credit Facility" is
Twenty Five Million ($25,000,000.00).




2.1.B.   AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

                           1. The "Availability on Tranche 'A' and Tranche 'B' Eligible Receivables" shall be the sum of the following:

                                    (1)     with respect to the Tranche "A"
                                            Credit Facility, an amount equal to
                                            the sum of (a) eighty-five percent
                                            (85%) of the aggregate unmatured and
                                            unpaid amount due to Borrower from
                                            the Account Debtor named thereon,
                                            excluding all unearned finance
                                            charges, Bulk Purchase Reserves and
                                            Dealer Discounts pursuant to the
                                            Category One, Category Two, Category
                                            Three and Category Seven Eligible
                                            Receivables plus (b) the lesser of
                                            (1) fifty percent (50%) of the
                                            aggregate unmatured and unpaid

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                                            amount due to Borrower from the
                                            Account Debtor named thereon,
                                            including all unearned finance
                                            charges and other unearned fees and
                                            charges and Dealer Discounts
                                            pursuant to the Category Four
                                            Eligible Receivables, (2) one
                                            hundred percent (100%) of the
                                            aggregate of the original cost paid
                                            by Borrower's affiliate to acquire
                                            the vehicles that secures such
                                            Receivables and (3) One Million
                                            Dollars ($1,000,000.00).

                                    (ii)    with respect to the Tranche "B"
                                            Credit Facility, an amount equal to
                                            the lesser of


                                            (a) one hundred percent (100%) of
                                            the aggregate unmatured and unpaid
                                            amount due to Borrower from the
                                            Account Debtor named thereon,
                                            excluding all unearned finance
                                            charges, Bulk Purchase Reserves and
                                            Dealer Discounts pursuant to the
                                            Category One, Category Two, Category
                                            Three and Category Seven Eligible
                                            Receivables less the amount of the
                                            availability for the Tranche "A"
                                            pursuant to Schedule Section
                                            2.1.B.(i) hereinabove; or

                                            (b) one hundred percent (100%) of
                                            the aggregate unmatured and unpaid
                                            amount due to Borrower from the
                                            Account Debtor named thereon,
                                            including all unearned finance
                                            charges, Bulk Purchase Reserves and
                                            Dealer Discounts pursuant to the
                                            Category One, Category Two, Category
                                            Three and Category Seven Eligible
                                            Receivables multiplied by the CRR
                                            Advance Rate, less the amount of the
                                            availability for the Tranche "A"
                                            pursuant to Schedule Section 2.1.B.
                                            (i) hereinabove.

                           2. The "Availability on Tranche 'C' Eligible Receivables" shall the eighty-five percent (85%) of the unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, all other unearned fees and charges and Dealer Discounts and Dealer Reserves pursuant to Category Five Eligible Receivables.

                           3. "Availability on Tranche 'D'" shall the fifty percent (50%) of the aggregate Net Commission Income billed by Borrower in the twelve (12) calendar months immediately preceding any date of determination.

                           4. "Availability on Tranche 'F' Eligible Receivables" shall be ninety-five percent (95%) of the unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges and all other unearned fees and charges pursuant to Category Six Eligible Receivables.




2.2.     STATED INTEREST RATE (SECTION 2.2).

                           TRANCHE "A" CREDIT FACILITY STATED INTEREST RATE


                                    The "Tranche "A" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "B" CREDIT FACILITY STATED INTEREST RATE

                                    The "Tranche "B" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus Five percent (5.00%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "C" CREDIT FACILITY STATED INTEREST RATE

                                    The "Tranche "C" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.

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                           TRANCHE "D" CREDIT FACILITY STATED INTEREST RATE

                                    The "Tranche "D" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus Two percent (2.00%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "E" CREDIT FACILITY STATED INTEREST RATE




                                    The "Tranche "E" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus Five percent (5.00%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "F" CREDIT FACILITY STATED INTEREST RATE

                                    The "Tranche "F" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.




2.3.     MATURITY DATE (SECTION 2.3.C).

                           The primary term of this Agreement shall expire on August 31, 1999. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.



2.6.     VOLUNTARY PREPAYMENTS (SECTION 2.6).

                           The amount of "Liquidated Damages" shall be, if Borrower notifies the Lender of Borrower's intention to pay the Indebtedness in full and requests a termination of Borrower security interest in the Collateral hereunder (i) on or before August 31, 1998, the amount of "Liquidated Damages" shall be the amount of Eight Hundred Thousand Dollars ($800,000.00), or (ii) if after August 31, 1998, but on or before February 28, 1999, the amount of "Liquidated Damages" shall be the amount of Four Hundred Thousand Dollars ($400,000.00).




2.15     UNUSED CREDIT LINE FEE (SECTION 2.15)

                  The "Unused Credit Line Fee " shall be an amount equal to (i) the outstanding balance of the Indebtedness subtracted from Eighty Million Dollars ($80,000,000.00) multiplied by (ii) one-eighth percent (0.125%) per annum (0.0104% per month)."



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3.2.     BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 AND 5.1.N.).

                           All locations as set forth on a list of locations
attached hereto.




4.4.     ANNUAL FINANCIAL STATEMENTS (SECTION 4.4).

                           Annual audited financial statements to be prepared by an independent certified public accountant, satisfactory to Lender.



5.1.     BORROWER'S TRADENAMES (WHETHER ONE OR MORE)(SECTION 5.1.B.)

                           TICO Credit Company
                           Eagle Premium Finance Company
                           TICO Premium Finance Company
                           Carolina Mortgage


6.2.A.   MINIMUM TIG DEBT SERVICE COVERAGE (SECTION 6.2.L.)

                           The Minimum TIG Debt Service Coverage Ratio shall be
                           1.25 to 1.00, to be determined on a calendar month basis.



6.2.B.   MINIMUM NET COMMISSION INCOME (SECTION 6.2.M.)

                           The Minimum Net Commission Income shall be Three Million Five Hundred Thousand Dollars ($3,500,000.00) for any twelve (12) calendar month period immediately preceding any date of determination.


6.2.C.   MINIMUM MORTGAGE ENTITY DEBT SERVICE COVERAGE (SECTION 6.2.L.)

                           The Minimum Mortgage Entity Debt Service Coverage Ratio shall be 1.50 to 1.0., to be determined for each calendar quarter, beginning with the calendar quarter ending December 31, 1997.




6.3.A..  LEVERAGE RATIO LIMIT (SECTION 6.3.A).




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                           The term "Leverage Ratio Limit" shall mean 10.00 to
                           1.00 until December 31, 1998 and thereafter shall mean 7.00 to 1.00.



6.3.B.   MINIMUM NET INCOME (SECTION 6.3.B).

                           The Minimum Net Income shall be One Dollar ($1.00)
for any fiscal year of Borrower.



6.3.C.   DISTRIBUTIONS LIMITATION (SECTION 6.3.C).

                           The Maximum Distributions shall not exceed twenty-five percent (25%) of Net Income of the fiscal year of Borrower based upon Borrower's annual audited financial, provided that regularly scheduled dividends on preferred stock shall not be a distribution for the purposes of this negative covenant.



6.3.D.   MINIMUM TANGIBLE NET WORTH PLUS SUBORDINATED DEBT (SECTION 6.3.D.).

                           The Minimum Tangible Net Worth plus the outstanding balance of all Subordinated Debt plus the outstanding balance Tranche "B" shall not be less than Five Million Dollars ($5,000,000.00) during the term hereof.



8.1.     REIMBURSEMENT OF EXPENSES (SECTION 8.1).

                           Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of this Schedule and the other Loan Documents executed in conjunction therewith.



9.1.     NOTICES (SECTION 9.1).

                       Lender:     FINOVA Capital Corporation
                                   (copy each office below with all notices)

                                   CORPORATE FINANCE OFFICE:

                                   FINOVA Capital Corporation
                                   355 South Grand Avenue, Suite 2400
                                   Los Angeles, CA  90071
                                   Attn:  John J. Bonano, Senior Vice President
                                   Telephone:  (213) 253-1600
                                   Telecopy No.:  (213) 625-0268

                                   CORPORATE OFFICE:

                                   FINOVA Capital Corporation
                                   1850 N. Central Avenue




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                                   Phoenix, AZ  85077
                                   Attn:  Joseph R. D'Amore, Senior Counsel
                                   Telephone:  (602) 207-4900
                                   Telecopy No.:  (602) 207-5543

                                   REDISCOUNT FINANCE OFFICE:

                                   FINOVA Capital Corporation
                                   13355 Noel Road, Suite 800
                                   Dallas, TX  75240
                                   Attn: Cash Rohrbough
                                   Telephone:  (214) 458-5600
                                   Telecopy No.:  (214) 458-5650

                           Borrower:   The Thaxton Group, Inc.
                                       Thaxton Insurance Group, Inc.
                                       1524 Pageland Highway
                                       Lancaster, South Carolina 29721
                                       Telephone: (803) 285-4336
                                       Telecopy No.: (803) 286-5770

                           Guarantor: James D. Thaxton
                                       413 E. Pigg
                                       Pageant, South Carolina 29728
                                       Telephone: (803) 416-5110
                                       Telecopy No.: (803) 286-5770



9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

                  James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, South Carolina 29721.
                        (Agent)



     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation


                           By:
                                   Cash Rohrbough, Vice President        (Date)


                           BORROWER:

                           THE THAXTON GROUP, INC.
                           a South Carolina corporation







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                           By:
                                  James D. Thaxton, President            (Date)


                           THAXTON INSURANCE GROUP, INC.
                           a South Carolina corporation


                           By:
                                  James D. Thaxton, President            (Date)



                           GUARANTOR (Validity):



                           James D. Thaxton





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